Exhibit 10.64

AMENDMENT TO MANAGEMENT AGREEMENT

FOR

BETTY HARLAND

WHEREAS, on October 1, 2004, Ozolutions, Inc,, a predecessor to Global Earth Energy, Inc. (the "Company") executed a Management Agreement with Betty Harland; and

WHEREAS, pursuant to the Management Agreement Ms. Harland was hired to be the President add Chairman of the Company; and

WHEREAS, the Management Agreement had a term of 60 months and was due to terminate on October 1, 2009; and

WHEREAS, the Company and Betty Harland wished to extend the term of the Management Agreement until October 1, 2011, with such extension being effective as of October 1, 2009;

NOW, THEREFORE, in consideration of the foregoing and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Management Agreement between the Company and Betty Harland is hereby extended until October 1, 2015, with such extension being effective as of October 1, 2011.

IN WITNESS WHEREOF, the parties have executed this Amendment to Management Agreement for Betty Harland, to be effective as October 1, 2011, on December 5, 2011.

GLOBAL EARTH ENERGY, INC.

By:

Edmund J. Gorman

CFO and Corporate Secretary

BETTY HARLAND